ALPHA FIDUCIARY QUANTITATIVE STRATEGY FUND

A series of PFS Funds

Supplement dated August 7, 2026
to the Prospectus and Statement of Additional Information
dated November 30, 2025

Curtis J. Anderson no longer serves as a co-portfolio manager to the Fund. As such, all references to Curtis J. Anderson are hereby deleted in their entirety from the Prospectus and the Statement of Additional Information (SAI”). Arthur T. Doglione will continue as the portfolio manager of the Fund.

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This Supplement, and the current Prospectus and SAI dated November 30, 2025, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI dated November 30, 2025 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-888-266-3996.